POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, the USCA FUND TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints MICHAEL V. WIBLE, JOANN M. STRASSER and DONALD S. MENDELSOHN, as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by its President this 14th day of July, 2016.

USCA FUND TRUST By: /s/ Phil Pilibosian Phil Pilibosian, President

Attest:
By:     /s/ Bryan Prihoda
          Bryan Prihoda, Secretary

State of Texas
County of Harris

This record was acknowledged before me on July 14, 2016, by Phil Pilibosian, President of USCA Fund Trust, who proved to me on the basis of satisfactory evidence to be the person who appeared before me.

[SEAL]
Signature of notary public /s/ Julieta Sandoval	Julieta Sandoval
Name of Notary Julieta Sandoval	My Commission Expires
My Commission Expires: September 23, 2018	September 23, 2018

CERTIFICATE

The undersigned, Secretary of USCA FUND TRUST, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held July 14, 2016, and is in full force and effect:

WHEREAS, USCA FUND TRUST, a business trust organized under the laws of the State of Delaware  (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints MICHAEL V. WIBLE, JOANN M. STRASSER and DONALD S. MENDELSOHN, as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Dated: July 14, 2016

/s/ Bryan Prihoda
Bryan Prihoda, Secretary, USCA FUND TRUST

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, the USCA FUND TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints MICHAEL V. WIBLE, JOANN M. STRASSER and DONALD S. MENDELSOHN, as attorneys for him and in his name, place and stead, and in his capacity as a Trustee and President, to execute and file any Amendment or Amendments to the Trust's Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of July, 2016.

/s/ Robert Harvey Robert Harvey, Trustee

State of Texas
County of Harris

This record was acknowledged before me on July 14, 2016, by Robert Harvey, who proved to me on the basis of satisfactory evidence to be the person who appeared before me.

[SEAL]
Signature of notary public /s/ Julieta Sandoval	Julieta Sandoval
Name of Notary Julieta Sandoval	My Commission Expires
My Commission Expires: September 23, 2018	September 23, 2018

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, the USCA FUND TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints MICHAEL V. WIBLE, JOANN M. STRASSER and DONALD S. MENDELSOHN as attorneys for him and in his name, place and stead, and in his capacity as a Trustee, to execute and file any Amendment or Amendments to the Trust's Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of July, 2016.

/s/ Paul Wigdor Paul Wigdor, Trustee

State of Texas
County of Harris

This record was acknowledged before me on July 14, 2016, by Paul Wigdor, who proved to me on the basis of satisfactory evidence to be the person who appeared before me.

[SEAL]
Signature of notary public /s/ Julieta Sandoval	Julieta Sandoval
Name of Notary Julieta Sandoval	My Commission Expires
My Commission Expires: September 23, 2018	September 23, 2018

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, the USCA FUND TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints MICHAEL V. WIBLE, JOANN M. STRASSER and DONALD S. MENDELSOHN as attorneys for him and in his name, place and stead, and in his capacity as a Trustee, to execute and file any Amendment or Amendments to the Trust's Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of July, 2016.

/s/ John Ferguson John Ferguson, Trustee

State of Texas
County of Harris

This record was acknowledged before me on July 14, 2016, by John Ferguson, who proved to me on the basis of satisfactory evidence to be the person(s) who appeared before me.

[SEAL]
Signature of notary public /s/ Julieta Sandoval	Julieta Sandoval
Name of Notary Julieta Sandoval	My Commission Expires
My Commission Expires: September 23, 2018	September 23, 2018

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, the USCA FUND TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is the President and a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints MICHAEL V. WIBLE, JOANN M. STRASSER and DONALD S. MENDELSOHN as attorneys for him and in his name, place and stead, and in his capacity as a Trustee and President, to execute and file any Amendment or Amendments to the Trust's Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of July, 2016.

/s/ Phil Pilibosian Phil Pilibosian, President and Trustee

State of Texas
County of Harris

This record was acknowledged before me on July 14, 2016, by Phil Pilibosian, who proved to me on the basis of satisfactory evidence to be the person(s) who appeared before me.

[SEAL]
Signature of notary public /s/ Julieta Sandoval	Julieta Sandoval
Name of Notary Julieta Sandoval	My Commission Expires
My Commission Expires: September 23, 2018	September 23, 2018

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, the USCA FUND TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is the Treasurer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints MICHAEL V. WIBLE, JOANN M. STRASSER and DONALD S. MENDELSOHN as attorneys for her and in her name, place and stead, and in her capacity as Treasurer, to execute and file any Amendment or Amendments to the Trust's Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 14th day of July, 2016.

/s/ Ivana Shumberg Ivana Shumberg, Treasurer

State of Texas
County of Harris

This record was acknowledged before me on July 14, 2016, by Ivana Shumberg, who proved to me on the basis of satisfactory evidence to be the person(s) who appeared before me.

[SEAL]
Signature of notary public /s/ Julieta Sandoval	Julieta Sandoval
Name of Notary Julieta Sandoval	My Commission Expires
My Commission Expires: September 23, 2018	September 23, 2018